VOTING AGREEMENT

This agreement is entered into this 21st day of January 2009 by and between Dean R. Marks (hereinafter referred to as “Mr. Marks”) and Miguel de Anquin (hereinafter referred to as “Mr. de Anquin”).  Each party to this Agreement is referred to herein as a “Party,” and they are all referred to collectively as “Parties.”

Recitals

WHEREAS, Premier Power Renewable Energy, Inc. (hereinafter referred to as “Premier Power California”) was incorporated in the State of California on April 15, 2003;

WHEREAS, from the date of Premier Power California’s formation until December 31, 2005, Mr. Marks owned 70% of the shares of common stock of Premier Power California;

WHEREAS, from January 1, 2006 until December 5, 2006, Mr. Marks owned 55% of the shares of common stock of Premier Power California;

WHEREAS, from December 6, 2006 until July 10, 2008, Mr. Marks owned 85% of the shares of common stock of Premier Power California;

WHEREAS, from July 11, 2008 until August 31, 2008, Mr. Marks owned 67% of the shares of common stock of Premier Power California;

WHEREAS, from September 1, 2008 until September 3, 2008, Mr. Marks owned 54.1% of the shares of common stock of Premier Power California;

WHEREAS, from September 4, 2008 until September 7, 2008, Mr. Marks owned 50.1% of the shares of common stock of Premier Power California;

WHEREAS, from January 1, 2006 until July 10, 2008, Mr. de Anquin owned 15% of the shares of common stock of Premier Power California;

WHEREAS, from July 11, 2008 to August 31, 2008, Mr. de Anquin owned 33% of the shares of common stock of Premier Power California;

WHEREAS, from September 1, 2008 to September 3, 2008, Mr. de Anquin owned 30.7% of the shares of common stock of Premier Power California;

WHEREAS, from September 4, 2008 to September 7, 2008, Mr. de Anquin owned 28.4% of the shares of common stock of Premier Power California; and

WHEREAS, the Parties had an oral understanding and agreement as to the voting of each of their equity interests in Premier Power California while each was an owner of such equity interests and wish to document such prior understanding and agreement.

Agreement

NOW THEREFORE, THE PARTIES HEREBY ACKNOWLEDGE AND AGREE AS FOLLOWS:

1.
From January 1, 2006 to September 8, 2008, Mr. Marks and Mr. de Anquin had a verbal agreement to vote their equity interests in Premier Power California, on any given issue for which a stockholder’s vote was required, including but not limited to the election of officers and directors, in concert (the “Verbal Agreement”).  As part of the agreement, if Mr. Marks and Mr. de Anquin could not agree on how to vote their collective equity interests, then Mr. Marks was allowed to vote both his and Mr. de Anquin’s equity interests, and, in connection with such, Mr. de Anquin had knowingly and voluntarily waived any claim he may have had to object to the means and or manner that Mr. Marks voted their collective equity interests.

2.	The Parties hereby agree to acknowledge the existence of the Verbal Agreement and to memorialize the Verbal Agreement between the Parties by the execution of this Agreement.

3.	The Parties hereby further agree to execute any and all documents necessary to effectuate the intent and terms of this Agreement.

4.	This Agreement shall be the full and final agreement between the Parties and shall constitute the full and final agreement between the Parties with respect to the subject matter of this Agreement.

5.
If any provision of this Agreement shall be found to be invalid or unenforceable in any respect, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

6.	Any and all modifications to this Agreement must be undertaken in writing and signed by all Parties.

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IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date first set forth above.

/s/ Dean R. Marks	/s/ Miguel de Anquin
DEAN R. MARKS	MIGUEL de ANQUIN